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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported) May 20, 1997
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                                  BLYTH INDUSTRIES, INC.
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                (Exact name of registrant as specified in its charter)

                Delaware                 1-13026             36-2984916
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             (State or other         (Commission         (IRS Employer
             jurisdiction of         File Number)      Identification No.)
             incorporation)


                 100 Field Point Road, Greenwich, Connecticut  06830
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                (Address of principal executive offices)   (Zip Code)

          Registrant's telephone number, including area code (203) 661-1926

                                      Not Applicable
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            (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

       See Exhibit 99.1 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1      Press Release.


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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BLYTH INDUSTRIES, INC.



Date: May 21, 1997                By: /s/ Bruce D. Kreiger
                                     ---------------------------------
                                             Name: Bruce D. Kreiger
                                             Title: Vice President &
                                                        General Counsel


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